UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007 (July 25, 2007)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 4300, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 458-1100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

(a) The information regarding the recently completed private placement (the “Private Placement”) by Transmeridian Exploration Incorporated (the “Company”) of 550,000 shares of its 20% Junior Redeemable Convertible Preferred Stock (such series, the “Junior Preferred Stock”) and the related Escrow Agreement, dated as of June 26, 2007, by and among the Company, The Bank of New York, as escrow agent, and Jefferies & Company, Inc., as placement agent with respect to the Private Placement, set forth under Item 1.01 of the Current Report on Form 8-K of the Company, dated as of, and filed with the SEC on, June 28, 2007, is incorporated herein by reference. The press release issued by the Company on July 25, 2007, filed as Exhibit 99.1 hereto, announcing that $33.0 million of gross proceeds previously placed into escrow in connection with the Private Placement have been released, is also incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 27, 2007, the Company filed a Certificate of Correction, dated as of July 27, 2007 (the “Certificate of Correction”), to the Certificate of Designations, dated as of June 18, 2007, governing the Junior Preferred Stock (as amended, the “Certificate of Designations”). The Certificate of Correction, which became effective as of July 27, 2007, corrects certain inaccuracies in the investment rollover provisions set forth in Section 18 of the Certificate of Designations. The Certificate of Correction is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On July 25, 2007, the Company issued a press release announcing that $33.0 million of gross proceeds previously placed into escrow in connection with the Private Placement have been released; such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On July 27, 2007, the Company issued a press release clarifying press reports with respect to environmental matters at the Gasha field in Dagestan, Russia, and a press release providing updates with respect to the strategic sales process and field status; such press releases are filed as Exhibits 99.2 and 99.3 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1 Certificate of Correction Filed to Correct Certain Errors in the Certificate of Designations of 20% Junior Redeemable Convertible Preferred Stock of Transmeridian Exploration Incorporated Filed with the Secretary of State of the State of Delaware on June 18, 2007, Amended on June 27, 2007 and Corrected on June 28, 2007, dated as of, and filed with the Delaware Secretary of State on, July 26, 2007

99.1 Press Release by Transmeridian Exploration Incorporated, dated July 25, 2007, announcing that $33.0 million of gross proceeds previously placed into escrow in connection with the recently completed private placement of 550,000 shares of its 20% Junior Redeemable Convertible Preferred Stock have been released

99.2 Press Release by Transmeridian Exploration Incorporated, dated July 27, 2007, clarifying press reports with respect to environmental matters at the Gasha field in Dagestan, Russia

99.3 Press Release by Transmeridian Exploration Incorporated, dated July 27, 2007, providing updates with respect to the strategic sales process and field status

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: July 30, 2007	By:	/s/ Nicolas J. Evanoff
	Name:	Nicolas J. Evanoff
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

3.1	Certificate of Correction Filed to Correct Certain Errors in the Certificate of Designations of 20% Junior Redeemable Convertible Preferred Stock of Transmeridian Exploration Incorporated Filed with the Secretary of State of the State of Delaware on June 18, 2007, Amended on June 27, 2007 and Corrected on June 28, 2007, dated as of, and filed with the Delaware Secretary of State on, July 26, 2007

99.1	Press Release by Transmeridian Exploration Incorporated, dated July 25, 2007, announcing that $33.0 million of gross proceeds previously placed into escrow in connection with the recently completed private placement of 550,000 shares of its 20% Junior Redeemable Convertible Preferred Stock have been released

99.2	Press Release by Transmeridian Exploration Incorporated, dated July 27, 2007, clarifying press reports with respect to environmental matters at the Gasha field in Dagestan, Russia

99.3	Press Release by Transmeridian Exploration Incorporated, dated July 27, 2007, providing updates with respect to the strategic sales process and field status